Exhibit 32.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF

THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Burlington Stores, Inc. (the “Company”) on Form 10-Q for the fiscal quarter ended October 28, 2017, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Marc Katz, Chief Financial Officer/Principal of the Company, certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial position and results of operations of the Company.

Date: November 21, 2017

/s/ Marc Katz
Marc Katz
Chief Financial Officer/Principal
(Principal Financial Officer)